                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                               September 24, 2002
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                 Date of Report(Date of earliest event reported)



                        DAIMLERCHRYSLER AUTO TRUST 2002-B
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             (Exact name of registrant as specified in its charter)



Delaware                           333-75942-02              26-6013711
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(State or other jurisdiction       (Commission File          (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)



                 1201 Market Street, Wilmington, Delaware 19801
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               (Address of principal executive offices) (Zip Code)



                                 (302) 428-3375
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              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On the payment date September 6, 2002, payments were made to the holders of DaimlerChrysler Auto Trust Series 2002-B, Asset Backed Notes.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

         (a)      Financial statement of businesses acquired:

                           None

         (b)      Pro forma financial information:

                           None

         (c)      Exhibits:


                           Exhibit 99: Monthly report to holders of the Asset Backed Notes, Series 2002-B, relating to the September 6, 2002 Payment Date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DaimlerChrysler Auto Trust 2002-B
                                       (Registrant)

                                 By:  DaimlerChrysler Services North America
                                      LLC, as Administrator


Date:  September 24, 2002        By:     /s/ R. E. Menzies
                                      ------------------------------------------
                                         R. E. Menzies
                                         Assistant Controller - Controlling

                                INDEX TO EXHIBITS

Exhibit No.       Description

    99 Monthly report to holders of the Asset Backed Notes, Series 2002-B, relating to the September 6, 2002 Payment Date.